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                       SELECT DIMENSIONS VARIABLE ANNUITY
                                   (Series II)

                         HARTFORD LIFE INSURANCE COMPANY
             HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT THREE

               PRE-SUBSTITUTION SUPPLEMENT DATED SEPTEMBER 5, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

       On August 28, 2000, Hartford Life Insurance Company ("Hartford") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of The Universal Institutional Funds, Inc. ("Universal Funds"), which are currently held by various Sub-Accounts of Hartford Life Insurance Company Separate Account Three (the "Account"), for shares of certain other investment portfolios of Morgan Stanley Dean Witter Select Dimensions Investment Series ("Select Dimensions Trust"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. If such approvals are granted, the North American Government Securities Sub-Account and the Emerging Markets Sub-Account will no longer be available investment options under the contracts described in the May 1, 2000 prospectuses for the Account (the "Contracts"). Hartford anticipates that, if such approvals are granted, the proposed substitutions will occur near the end of calendar year 2000 or early in calendar year 2001.

       The effect of such share substitutions would be to replace certain portfolios of Select Dimensions Trust with certain portfolios of Universal Funds as investment options under the Contracts. More particularly, Hartford proposes to substitute: (1) shares of Universal Funds' Fixed Income Portfolio for shares of Select Dimensions Trust's North American Government Portfolio, and (2) shares of Universal Funds' Emerging Markets Equity Portfolio for shares of Select Dimensions Trust's Emerging Markets Portfolio.

       The investment objectives of the Universal Funds' Fixed Income Portfolio and Emerging Markets Equity Portfolio are summarized below. Contract owners and prospective purchasers should carefully read each Portfolio's prospectus.

       The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed-income securities.

       The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

       From the date of this supplement to the date of the proposed substitutions, each Contract owner is permitted to make one transfer of all amounts under a Contract invested in either of the affected Sub-Accounts on the date of this supplement to another Sub-Account (other than one of the other affected Sub-Accounts) or to Hartford's general account (the "Fixed Account") without that transfer counting as a "free" transfer permitted under a Contract. Also, Hartford will not exercise any rights reserved under


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any Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitutions occur.

       If the proposed substitutions are carried out, each Contract owner affected by the substitution will be sent a written notice informing them that the substitutions were carried out and that they may make one transfer of all amounts under a Contract invested in any one of the affected Sub-Accounts on the date of the notice to another Sub-Account or to the Fixed Account without that transfer counting as a "free" transfer permitted under a Contract.

       This supplement should be retained with the Prospectus for future reference.


HV-2697
333-69493